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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: April 15, 2003

                        COMMISSION FILE NUMBER: 000-31735


                              MICROSIGNAL CORPORATION
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                          88-0231200
-----------------------------------------            --------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


345 Southpointe Boulevard Canonsburg, Pa                     15317
-----------------------------------------            --------------------
(Address of principal executive offices)                  (Zip Code)




Item 2.  Acquisition or Disposition of Assets.

         On April 1, 2003, MicroSignal acquired 100% of the issued and outstanding shares of Exxcode, Inc., a Nevada corporation, for 25,000,000 newly issued shares of MicroSignal.

         Exxcode has proprietary bar code technology, which can be used for more efficient tracking of Medical records including x-rays and MRIs like those done by MicroSignal's technology.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                              MicroSignal Corporation
                              ----------------------
                              (Name of Registrant)



Date:  April 15, 2003         By:
                              ----------------
                              Matthew G. McConaghy
                              President

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